                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Quarterly Report of China Mineral
Acquisition Corporation on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Simon
Mu, Chief Executive Officer and President of China Mineral Acquisition
Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section
906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

                  1. The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of
China Mineral Acquisition Corporation as of and for the period covered by the
Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

November 18, 2004                          /s/ Simon Mu
                                           -------------------------------------
                                           Simon Mu
                                           Chief Executive Officer and President